UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 14, 2010

Geeknet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro Street, Suite 450
Mountain View, CA  94041
(Address of principal executive offices, including zip code)

(650) 694-2100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Accountant Previously Engaged as Principal Accountant

On September 14, 2010, the Audit Committee (the “Audit Committee”) of the Board of Directors of Geeknet, Inc. (“Geeknet”) dismissed Stonefield Josephson, Inc. (“SJ”) as its independent registered public accounting firm effective September 14, 2010.

The reports of SJ on Geeknet’s financial statements for the years ended December 31, 2008 and 2009 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and 2009 and through September 14, 2010, there were no disagreements with SJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of SJ would have caused SJ to make reference thereto in connection with its reports on Geeknet’s financial statements for such years.

During the years ended December 31, 2008 and 2009 and through September 14, 2010, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Geeknet has provided SJ with a copy of the foregoing disclosures.  Geeknet requested that SJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of SJ’s letter, dated September 15, 2010, stating its agreement with the above statements, is attached as Exhibit 16.1.

(b)	Engagement of New Independent Accountant as Principal Accountant

On September 15, 2010, the Audit Committee engaged KPMG LLP (“KPMG”) as its new independent registered public accounting firm.

During the fiscal years ended December 31, 2008 and December 31, 2009, and through KPMG’s engagement on September 15, 2010, Geeknet did not consult with KMPG regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Geeknet’s financial statements, and neither a written report was provided to Geeknet nor oral advice was provided that KPMG concluded was an important factor considered by Geeknet in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit
Number	Description

16.1	Letter from Stonefield Josephson, Inc., dated September 15, 2010, regarding the change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEEKNET, INC. a Delaware corporation

By:	/s/ Patricia S. Morris
Patricia S. Morris Senior Vice President and Chief Financial Officer

Date:  September 15, 2010